EXHIBIT 4.8

                            WESCO INTERNATIONAL, INC.

                                   $87,000,000

                     11-1/8% Senior Discount Notes due 2008

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                                    June 5, 1998

CHASE SECURITIES INC.
LEHMAN BROTHERS INC.
c/o Chase Securities Inc.
270 Park Avenue, 4th floor
New York, New York  10017

Ladies and Gentlemen:

            WESCO International, Inc., a Delaware corporation ("Holdings"), proposes to issue and sell to Chase Securities Inc. ("CSI") and Lehman Brothers Inc. (together with CSI, the "Initial Purchasers"), upon the terms and subject to the conditions set forth in a purchase agreement dated May 29, 1998 (the "Purchase Agreement"), $87,000,000 aggregate principal amount at maturity of its 11-1/8% Senior Discount Notes due 2008 (the "Senior Discount Notes"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

            As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, Holdings agrees with the Initial Purchasers, for the benefit of the holders (including the Initial Purchasers) of the Senior Discount Notes, the Senior Discount Exchange Notes (as defined herein) and the Private Senior Discount Exchange Notes (as defined herein) (collectively, the "Holders"), as follows:

            1. Senior Discount Notes Registered Exchange Offer. Holdings shall
(i) prepare and, not later than 90 days following the date of original issuance of the Senior Discount Notes (the "Senior Discount Notes Issue Date"), file with the Commission a registration statement (the "Senior Discount Notes Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer to the Holders of the Senior Discount Notes (the "Senior Discount Notes Registered Exchange Offer") to issue and deliver to such Holders, in exchange for the Senior Discount Notes, a like aggregate principal amount at maturity of debt securities of Holdings (the "Senior Discount Exchange Notes") that are identical in all material respects to the Senior Discount Notes, except for the transfer restrictions relating to the Senior Discount Notes, (ii) use its reasonable best efforts to cause the Senior Discount Notes Exchange Offer Registration Statement to become effective under the Securities Act no later than 200 days after the Senior Discount Notes Issue Date and the Senior Discount Notes Registered Exchange Offer to be consummated no later than 230 days after the Senior Discount Notes Issue Date and (iii) keep the Senior Discount Notes Exchange Offer Registration Statement effective for not less than 20 business days (or longer, if required by applicable law) after the date on which notice of the Senior Discount Notes Registered Exchange Offer is mailed to the Holders (such period being called the "Senior Discount Notes Exchange Offer Registration Period"). The Senior Discount Exchange Notes will be issued under the Senior Discount Notes Indenture or an indenture (the "Senior Discount Exchange Notes Indenture") between Holdings and the Senior Discount Notes Trustee or such other bank or trust company that is reasonably satisfactory to the Initial Purchasers, as trustee (the "Senior Discount Exchange Notes Trustee"), such indenture to be identical in all material respects to the Senior Discount Notes Indenture, except for the transfer restrictions relating to the Senior Discount Notes (as described above).

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            Upon the effectiveness of the Senior Discount Notes Exchange Offer
Registration Statement, Holdings shall promptly commence the Senior Discount Notes Registered Exchange Offer, it being the objective of such Senior Discount Notes Registered Exchange Offer to enable each Holder electing to exchange Senior Discount Notes for Senior Discount Exchange Notes (assuming that such Holder (a) is not an affiliate of Holdings or a Senior Discount Notes Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) is not an Initial Purchaser holding Senior Discount Notes that have, or that are reasonably likely to have, the status of an unsold allotment in an initial distribution, (c) acquires the Senior Discount Exchange Notes in the ordinary course of such Holder's business and (d) has no arrangements or understandings with any person to participate in the distribution of the Senior Discount Exchange Notes) and to trade such Senior Discount Exchange Notes from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. Holdings, the Initial Purchasers and each Senior Discount Notes Exchanging Dealer acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, each Holder that is a broker-dealer electing to exchange Senior Discount Notes, acquired for its own account as a result of market-making activities or other trading activities, for Senior Discount Exchange Notes (a "Senior Discount Notes Exchanging Dealer"), is required to deliver a prospectus containing substantially the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Senior Discount Exchange Notes received by such Senior Discount Notes Exchanging Dealer pursuant to the Senior Discount Notes Registered Exchange Offer.

            If, prior to the consummation of the Senior Discount Notes Registered Exchange Offer, any Holder holds any Senior Discount Notes acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Senior Discount Notes Registered Exchange Offer, Holdings shall, upon the request of any such Holder, simultaneously with the delivery of the Senior Discount Exchange Notes in the Senior Discount Notes Registered Exchange Offer, issue and deliver to any such Holder, in exchange for the Senior Discount Notes held by such Holder (the "Senior Discount Notes Private Exchange"), a like aggregate principal amount at maturity of debt securities of Holdings (the "Private Senior Discount Exchange Notes") that are identical in all material respects to the Senior Discount Exchange Notes, except for the transfer restrictions relating to such Private Senior Discount Exchange Notes. The Private Senior Discount Exchange Notes will be issued under the same indenture as the Senior Discount Exchange Notes, and Holdings shall use its reasonable best efforts to cause the Private Senior Discount Exchange Notes to bear the same CUSIP number as the Senior Discount Exchange Notes.

            In connection with the Senior Discount Notes Registered Exchange Offer, Holdings shall:

            (a) mail to each Holder a copy of the prospectus forming part of the Senior Discount Notes Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

            (b) keep the Senior Discount Notes Registered Exchange Offer open for not less than 20 business days (or longer, if required by applicable law) after the date on which notice of the Senior Discount Notes Registered Exchange Offer is mailed to the Holders;

            (c) utilize the services of a depositary for the Senior Discount Notes Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

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            (d) permit Holders to withdraw tendered Senior Discount Notes at any time prior to the close of business, New York City time, on the last business day on which the Senior Discount Notes Registered Exchange Offer shall remain open; and

            (e) otherwise comply in all respects with all laws that are applicable to the Senior Discount Notes Registered Exchange Offer.

            As soon as practicable after the close of the Senior Discount Notes Registered Exchange Offer and any Senior Discount Notes Private Exchange, as the case may be, Holdings shall:

            (a) accept for exchange all Senior Discount Notes tendered and not validly withdrawn pursuant to the Senior Discount Notes Registered Exchange Offer and the Senior Discount Notes Private Exchange;

            (b) deliver to the Senior Discount Notes Trustee for cancelation all Senior Discount Notes so accepted for exchange; and

            (c) cause the Senior Discount Notes Trustee or the Senior Discount Exchange Notes Trustee, as the case may be, promptly to authenticate and deliver to each Holder, Senior Discount Exchange Notes or Private Senior Discount Exchange Notes, as the case may be, equal in principal amount at maturity to the Senior Discount Notes of such Holder so accepted for exchange.

            Holdings shall use its reasonable best efforts to keep the Senior Discount Notes Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Senior Discount Exchange Notes; provided that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by a Senior Discount Notes Exchanging Dealer, such period shall be the lesser of 180 days and the date on which all Senior Discount Notes Exchanging Dealers have sold all Senior Discount Exchange Notes held by them and (ii) Holdings shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Senior Discount Exchange Notes for a period of not less than 180 after the consummation of the Senior Discount Notes Registered Exchange Offer.

            The Senior Discount Notes Indenture or the Senior Discount Exchange Notes Indenture, as the case may be, shall provide that the Senior Discount Notes, the Senior Discount Exchange Notes and the Private Senior Discount Exchange Notes shall vote and consent together on all matters as one class and that none of the Senior Discount Notes, the Senior Discount Exchange Notes or the Private Senior Discount Exchange Notes will have the right to vote or consent as a separate class on any matter.

            Principal or interest on each Senior Discount Exchange Note and Private Senior Discount Exchange Note issued pursuant to the Senior Discount Notes Registered Exchange Offer and in the Senior Discount Notes Private Exchange will accrete or accrue, as applicable, from the last semi-annual accretion date or interest payment date on which principal accreted or interest was paid, as applicable, on the Senior Discount Notes surrendered in exchange therefor or, if no principal has accreted or no interest has been paid, as applicable, on the Senior Discount Notes, from the Senior Discount Notes Issue Date.

            Each Holder participating in the Senior Discount Notes Registered Exchange Offer shall be required to represent to Holdings that at the time of the consummation of the Senior Discount Notes Registered Exchange Offer (i) any Senior Discount Exchange Notes received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understandings with any person to participate in the distribution of the Senior

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Discount Notes or the Senior Discount Exchange Notes within the meaning of the
Securities Act and (iii) such Holder is not an affiliate of Holdings or, if it is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

            Notwithstanding any other provisions hereof, Holdings will ensure that (i) any Senior Discount Notes Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Senior Discount Notes Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Senior Discount Notes Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Senior Discount Notes Registered Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            2. Shelf Registration. If (i) because of any change in law or applicable interpretations thereof by the Commission's staff Holdings is not permitted to effect the Senior Discount Notes Registered Exchange Offer as contemplated by Section 1 hereof, or (ii) any Senior Discount Notes validly tendered pursuant to the Senior Discount Notes Registered Exchange Offer are not exchanged for Senior Discount Exchange Notes within 230 days after the Senior Discount Notes Issue Date, or (iii) any Initial Purchaser so requests with respect to Senior Discount Notes or Private Senior Discount Exchange Notes not eligible to be exchanged for Senior Discount Exchange Notes in the Senior Discount Notes Registered Exchange Offer and held by it following the consummation of the Senior Discount Notes Registered Exchange Offer, or (iv) any applicable law or interpretations do not permit any Holder to participate in the Senior Discount Notes Registered Exchange Offer, or (v) any Holder that participates in the Senior Discount Notes Registered Exchange Offer does not receive freely transferable Senior Discount Exchange Notes in exchange for tendered Senior Discount Notes, or (vi) Holdings so elects, then the following provisions shall apply:

            (a) Holdings shall use its reasonable best efforts to file as promptly as practicable with the Commission, and thereafter shall use its reasonable best efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined below) by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Senior Discount Notes Shelf Registration Statement" and, together with any Senior Discount Notes Exchange Offer Registration Statement, a "Senior Discount Notes Registration Statement").

            (b) Holdings shall use its reasonable best efforts to keep the Senior Discount Notes Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Securities for a period ending on the earlier of (i) two years from the Senior Discount Notes Issue Date or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Senior Discount Notes Shelf Registration Statement have been sold pursuant thereto and (ii) the date on which the Senior Discount Notes become eligible for resale without volume restrictions pursuant to Rule 144 under the Securities Act (in any such case, such period being called the "Shelf Registration Period"). Holdings shall be deemed not to have used its reasonable best efforts to keep the Senior Discount Notes Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless (A) such action is required by applicable law or (B) such action was permitted by Section 3(b).

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            (c) Notwithstanding any other provisions hereof, Holdings will ensure that (i) any Senior Discount Notes Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Senior Discount Notes Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to Holdings by or on behalf of any Holder specifically for use therein (the "Holders' Information")) does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
      (iii) any prospectus forming part of any Senior Discount Notes Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            3. Liquidated Damages. (a) The parties hereto agree that the Holders of Transfer Restricted Securities will suffer damages if Holdings fails to fulfill its obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if
(i) the applicable Senior Discount Notes Registration Statement is not filed with the Commission on or prior to 90 days after the Senior Discount Notes Issue Date (or, in the case of a Senior Discount Notes Shelf Registration Statement required to be filed in response to a change in law or applicable interpretations of the Commission's staff, if later, within 45 days after publication of the change in law or interpretations, but in no event before 90 days after the Senior Discount Notes Issue Date), (ii) the Senior Discount Notes Exchange Offer Registration Statement or the Senior Discount Notes Shelf Registration Statement, as the case may be, is not declared effective within 200 days after the Senior Discount Notes Issue Date (or in the case of a Senior Discount Notes Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of Commission's staff, if later, within 90 days after publication of the change in law or interpretation, but in no event before 200 days after the Senior Discount Notes Issue Date),
(iii) the Senior Discount Notes Registered Exchange Offer is not consummated on or prior to 230 days after the Senior Discount Notes Issue Date (other than in the event Holdings files a Senior Discount Notes Shelf Registration Statement), or (iv) the Senior Discount Notes Shelf Registration Statement is filed and declared effective within 200 days after the Senior Discount Notes Issue Date (or in the case of a Senior Discount Notes Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of Commission's staff, if later, within 90 days after publication of the change in law or interpretation, but in no event before 200 days after the Senior Discount Notes Issue Date) but shall thereafter cease to be effective (at any time that Holdings is obligated to maintain the effectiveness thereof) without being succeeded within 90 days by an additional Senior Discount Notes Registration Statement filed and declared effective (each such event referred to in clauses
(i) through (iv), a "Registration Default"), Holdings will be obligated to pay liquidated damages to each Holder of Transfer Restricted Securities, during the period of one or more such Registration Defaults, in an amount equal to $ 0.192 per week per $1,000 Accreted Value (as defined in the Senior Discount Notes Indenture) of Transfer Restricted Securities held by such Holder until (i) the applicable Senior Discount Notes Registration Statement is filed, (ii) the Senior Discount Notes Exchange Offer Registration Statement is declared effective and the Senior Discount Notes Registered Exchange Offer is consummated, (iii) the Senior Discount Notes Shelf Registration Statement is declared effective or (iv) the Senior Discount Notes Shelf Registration Statement again becomes effective, as the case may be. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. As used herein, the term "Transfer Restricted Securities" means (i) each Senior Discount Note until the date on which such Senior Discount Note has been exchanged for a freely transferable Senior Discount Exchange Note in the Senior Discount Notes Registered Exchange Offer, (ii) each Senior Discount Note or Private Senior Discount Exchange Note until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Senior Discount Notes Shelf Registration Statement or (iii) each Senior Discount Note or Private Senior Discount Exchange Note until the date on which it is distributed to

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the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), Holdings shall not be required to pay liquidated damages to a Holder of Transfer Restricted Securities if such Holder failed to comply with its obligations to make the representations set forth in the second to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to Section 4(n).

            (b) Notwithstanding the foregoing provisions of Section 3(a), Holdings may issue a notice that the Senior Discount Notes Shelf Registration Statement is unusable pending the announcement of a material development or event and may issue any notice suspending use of the Senior Discount Notes Shelf Registration Statement required under applicable securities laws to be issued and, in the event that the aggregate number of days in any consecutive twelve-month period for which all such notices are issued and effective exceeds 45 days in the aggregate, then Holdings will be obligated to pay liquidated damages to each Holder of Transfer Restricted Securities in an amount equal to $0.192 per week per $1,000 Accreted Value of Transfer Restricted Securities held by such Holder. Upon Holdings declaring that the Senior Discount Notes Shelf Registration Statement is usable after the period of time described in the preceding sentence the accrual of liquidated damages shall cease; provided, however, that if after any such cessation of the accrual of liquidated damages the Senior Discount Notes Shelf Registration Statement again ceases to be usable beyond the period permitted above, liquidated damages will again accrue pursuant to the foregoing provisions.

            (c) Holdings shall notify the Senior Discount Notes Trustee and the Paying Agent under the Senior Discount Notes Indenture immediately upon the happening of each and every Registration Default. Holdings shall pay the liquidated damages due on the Transfer Restricted Securities by depositing with the Paying Agent (which may not be Holdings for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next semi-annual accretion date (if on or prior to June 1, 2003) or interest payment date (if after June 1, 2003) specified by the Senior Discount Notes Indenture and the Senior Discount Notes, sums sufficient to pay the liquidated damages then due. The liquidated damages due shall be payable on each semi-annual accretion date (if on or prior to June 1, 2003) or interest payment date (if after June 1, 2003) specified by the Senior Discount Notes Indenture and the Senior Discount Notes to the record holder on such date (if on or prior to June 1, 2003) or the record holder entitled to receive the interest payment to be made on such date (if after June 1, 2003). Each obligation to pay liquidated damages shall be deemed to accrue from and including the date of the applicable Registration Default.

            (d) The parties hereto agree that the liquidated damages provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Securities by reason of the failure of (i) the Senior Discount Notes Shelf Registration Statement or the Senior Discount Notes Exchange Offer Registration Statement to be filed, (ii) the Senior Discount Notes Shelf Registration Statement to remain effective or (iii) the Senior Discount Notes Exchange Offer Registration Statement to be declared effective and the Senior Discount Notes Registered Exchange Offer to be consummated, in each case to the extent required by this Agreement.

            4. Registration Procedures. In connection with any Senior Discount Notes Registration Statement, the following provisions shall apply:

            (a) Holdings shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Senior Discount Notes Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Senior Discount Notes Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered

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      pursuant to the Senior Discount Notes Registered Exchange Offer; and (iii)
      if requested by any Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K, as applicable, in the prospectus forming a part of the Senior Discount Notes Exchange Offer Registration Statement.

            (b) Holdings shall advise each Initial Purchaser, each Senior Discount Notes Exchanging Dealer and the Holders (if applicable) and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                  (i) when any Senior Discount Notes Registration Statement and any amendment thereto has been filed with the Commission and when such Senior Discount Notes Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the Commission for amendments or
            supplements to any Senior Discount Notes Registration Statement or the prospectus included therein or for additional information;

                  (iii) of the issuance by the Commission of any stop order
            suspending the effectiveness of any Senior Discount Notes Registration Statement or the initiation of any proceedings for that purpose;

                  (iv) of the receipt by Holdings of any notification with
            respect to the suspension of the qualification of the Senior Discount Notes, the Senior Discount Exchange Notes or the Private Senior Discount Exchange Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (v) of the happening of any event that requires the making of any changes in any Senior Discount Notes Registration Statement or the prospectus included therein in order that the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (c) Holdings will make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Senior Discount Notes Registration Statement.

            (d) Holdings will furnish to each Holder of Transfer Restricted Securities included within the coverage of any Senior Discount Notes Shelf Registration Statement, without charge, at least one conformed copy of such Senior Discount Notes Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

            (e) Holdings will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Senior Discount Notes Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Senior Discount Notes Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and Holdings consents to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offer and sale of the Transfer Restricted Securities covered by such prospectus or any amendment or supplement thereto.

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            (f) Holdings will, during the period not exceeding 180 days following the expiration of the Senior Discount Notes Registered Exchange Offer, furnish to each Initial Purchaser and each Senior Discount Notes Exchanging Dealer, and to any other Holder who so requests, without charge, at least one conformed copy of the Senior Discount Notes Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any Initial Purchaser or Senior Discount Notes Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

            (g) Holdings will, during the Senior Discount Notes Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to each Initial Purchaser, each Senior Discount Notes Exchanging Dealer and such other persons that are required to deliver a prospectus following the Senior Discount Notes Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Senior Discount Notes Exchange Offer Registration Statement or the Senior Discount Notes Shelf Registration Statement and any amendment or supplement thereto as such Initial Purchaser, Senior Discount Notes Exchanging Dealer or other persons may reasonably request; and Holdings consents to the use of such prospectus or any amendment or supplement thereto by any such Initial Purchaser, Senior Discount Notes Exchanging Dealer or other persons, as applicable, as aforesaid.

            (h) Prior to the effective date of any Senior Discount Notes Registration Statement, Holdings will use its reasonable best efforts to register or qualify, or cooperate with the Holders of Senior Discount Notes, Senior Discount Exchange Notes or Private Senior Discount Exchange Notes included therein and their respective counsel in connection with the registration or qualification of, such Senior Discount Notes, Senior Discount Exchange Notes or Private Senior Discount Exchange Notes for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Senior Discount Notes, Senior Discount Exchange Notes or Private Senior Discount Exchange Notes covered by such Senior Discount Notes Registration Statement; provided that Holdings will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

            (i) Holdings will cooperate with the Holders of Senior Discount Notes, Senior Discount Exchange Notes or Private Senior Discount Exchange Notes to facilitate the timely preparation and delivery of certificates representing Senior Discount Notes, Senior Discount Exchange Notes or Private Senior Discount Exchange Notes to be sold pursuant to any Senior Discount Notes Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing prior to sales of Senior Discount Notes, Senior Discount Exchange Notes or Private Senior Discount Exchange Notes pursuant to such Senior Discount Notes Registration Statement.

            (j) If any event contemplated by Section 4(b)(ii) through (v) occurs during the period for which Holdings is required to maintain an effective Senior Discount Notes Registration Statement, Holdings will promptly prepare and file with the Commission a post-effective amendment to the Senior Discount Notes Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Senior Discount Notes, Senior Discount Exchange Notes or Private Senior Discount Exchange Notes from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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            (k) Not later than the effective date of the applicable Senior
      Discount Notes Registration Statement, Holdings will provide a CUSIP number for the Senior Discount Notes, the Senior Discount Exchange Notes and the Private Senior Discount Exchange Notes, as the case may be, and provide the applicable trustee with printed certificates for the Senior Discount Notes, the Senior Discount Exchange Notes or the Private Senior Discount Exchange Notes, as the case may be, in a form eligible for deposit with The Depository Trust Company.

            (l) Holdings will comply with all applicable rules and regulations of the Commission and Holdings will make generally available to its security holders as soon as practicable after the effective date of the applicable Senior Discount Notes Registration Statement an earning statement covering at least 12 months satisfying the provisions of Section 11(a) of the Securities Act.

            (m) Holdings will cause the Senior Discount Notes Indenture or the Senior Discount Exchange Notes Indenture, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

            (n) Holdings may require each Holder of Transfer Restricted Securities to be registered pursuant to any Senior Discount Notes Shelf Registration Statement to furnish to Holdings such information concerning the Holder and the distribution of such Transfer Restricted Securities as Holdings may from time to time reasonably require for inclusion in such Senior Discount Notes Shelf Registration Statement, and Holdings may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

            (o) In the case of a Senior Discount Notes Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from Holdings pursuant to
      Section 4(b)(ii) through (v), such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) or until advised in writing (the "Advice") by Holdings that the use of the applicable prospectus may be resumed. If Holdings shall give any notice under Section 4(b)(ii) through (v) during the period that Holdings is required to maintain an effective Senior Discount Notes Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Senior Discount Notes Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

            (p) In the case of a Senior Discount Notes Shelf Registration Statement, Holdings shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount at maturity of the Senior Discount Notes, Senior Discount Exchange Notes and Private Senior Discount Exchange Notes being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Senior Discount Notes, Senior Discount Exchange Notes or Private Senior Discount Exchange Notes pursuant to such Senior Discount Notes Shelf Registration Statement.

            (q) In the case of a Senior Discount Notes Shelf Registration Statement, Holdings shall (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount at maturity of the Senior Discount Notes, Senior Discount Exchange Notes and

      Private Senior Discount Exchange Notes being sold and any underwriter participating in any disposition of Senior Discount Notes, Senior Discount Exchange Notes or Private Senior Discount Exchange Notes pursuant to such Senior Discount Notes Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of Holdings and its subsidiaries and (ii) use its reasonable best efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an "Inspector") in connection with such Senior Discount Notes Shelf Registration Statement.

            (r) In the case of a Senior Discount Notes Shelf Registration Statement, Holdings shall, if requested by Holders of a majority in aggregate principal amount at maturity of the Senior Discount Notes, Senior Discount Exchange Notes and Private Senior Discount Exchange Notes being sold, their Special Counsel or the managing underwriters (if any) in connection with such Senior Discount Notes Shelf Registration Statement, use its reasonable best efforts to cause (i) its counsel to deliver an opinion relating to the Senior Discount Notes Shelf Registration Statement and the Senior Discount Notes, Senior Discount Exchange Notes or Private Senior Discount Exchange Notes, as applicable, in customary form, (ii) its officers to execute and deliver all customary documents and certificates requested by Holders of a majority in aggregate principal amount at maturity of the Senior Discount Notes, Senior Discount Exchange Notes and Private Senior Discount Exchange Notes being sold, their Special Counsel or the managing underwriters (if any) and (iii) its independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

            5. Registration Expenses. Holdings will bear all expenses incurred in connection with the performance of its obligations under Sections 1, 2, 3 and 4 and, other than in connection with the Senior Discount Notes Exchange Offer Registration Statement, Holdings will reimburse the Initial Purchasers and the Holders for the reasonable fees and disbursements of one firm of attorneys chosen by the Holders of a majority in aggregate principal amount at maturity of the Senior Discount Notes, the Senior Discount Exchange Notes and the Private Senior Discount Exchange Notes to be sold pursuant to each Senior Discount Notes Registration Statement (the "Special Counsel") acting for the Initial Purchasers or Holders in connection therewith.

            6. Indemnification. (a) In the event of a Senior Discount Notes Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Senior Discount Notes Exchange Offer Registration Statement by an Initial Purchaser or Senior Discount Notes Exchanging Dealer, as applicable, Holdings shall indemnify and hold harmless each Holder (including, without limitation, any such Initial Purchaser or Senior Discount Notes Exchanging Dealer), its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6 and Section 7 as a Holder) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Senior Discount Notes, Senior Discount Exchange Notes or Private Senior Discount Exchange Notes), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Senior Discount Notes Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Holdings shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Holders' Information; and provided, further, that with respect to any such untrue statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Senior Discount Notes, Senior Discount Exchange Notes or Private Senior Discount Exchange Notes to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Senior Discount Notes, Senior Discount Exchange Notes or Private Senior Discount Exchange Notes to such person and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by Holdings with Section 4(d), 4(e), 4(f) or 4(g).

            (b) In the event of a Senior Discount Notes Shelf Registration Statement, each Holder shall indemnify and hold harmless Holdings, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls Holdings within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6(b) and Section 7 as Holdings), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which Holdings may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Senior Discount Notes Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information furnished to Holdings by such Holder, and shall reimburse Holdings for any legal or other expenses reasonably incurred by Holdings in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Senior Discount Notes, Senior Discount Exchange Notes or Private Senior Discount Exchange Notes pursuant to such Senior Discount Notes Shelf Registration Statement.

            (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 6(a) or 6(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            7. Contribution. If the indemnification provided for in Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by Holdings from the offering and sale of the Senior Discount Notes, on the one hand, and a Holder with respect to the sale by such Holder of Senior Discount Notes, Senior Discount Exchange Notes or Private Senior Discount Exchange Notes, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Holdings, on the one hand, and such Holder, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by Holdings, on the one hand, and a Holder, on the other, with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Senior Discount Notes (before deducting expenses) received by or on behalf of Holdings as set forth in the table on the cover of the Offering Memorandum, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Senior Discount Notes, Senior Discount Exchange Notes or Private Senior Discount Exchange Notes, on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to Holdings or information supplied by Holdings, on the one hand, or to any Holders' Information supplied by such Holder, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this
Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 7, an indemnifying party that is a Holder of Senior Discount Notes, Senior Discount Exchange Notes or Private Senior Discount Exchange Notes shall not be required to contribute any amount in excess of the amount by which the total price at which the Senior Discount Notes, Senior Discount Exchange Notes or Private Senior Discount Exchange Notes sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            8. Rules 144 and 144A. Holdings shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time Holdings is not required to file such reports, it will, upon the written request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. Holdings covenants that it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Transfer Restricted Securities, Holdings shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require Holdings to register any of its securities pursuant to the Exchange Act.

            9. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Senior Discount Notes Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount at maturity of such Transfer Restricted Securities included in such offering, subject to the consent of Holdings (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

            No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

            10. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless Holdings has obtained the written consent of Holders of a majority in aggregate principal amount at maturity of the Senior Discount Notes, the Senior Discount Exchange Notes and the Private Senior Discount Exchange Notes, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Senior Discount Notes, Senior Discount Exchange Notes or Private Senior Discount Exchange Notes are being sold pursuant to a Senior Discount Notes Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount at maturity of the Senior Discount Notes, the Senior Discount Exchange Notes and the Private Senior Discount Exchange Notes being sold by such Holders pursuant to such Senior Discount Notes Registration Statement.

            (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

            (1) if to a Holder, at the most current address given by such Holder to Holdings in accordance with the provisions of this Section 10(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Senior Discount Notes Indenture, with a copy in like manner to Chase Securities Inc. and Lehman Brothers Inc.;

            (2) if to an Initial Purchaser, initially at its address set forth in the Purchase Agreement; and

            (3) if to Holdings, initially at the address of Holdings set forth in the Purchase Agreement.

            All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

            (c) Successors And Assigns. This Agreement shall be binding upon Holdings and its successors and assigns.

            (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (e) Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

            (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            (h) Remedies. In the event of a breach by Holdings or by any Holder of any of their obligations under this Agreement, each Holder or Holdings, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by Holdings of its obligations under Sections 1 or 2 hereof for which liquidated damages have been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. Holdings and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (i) No Inconsistent Agreements. Holdings represents, warrants and agrees that (i) it has not entered into, shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount at maturity of the then outstanding Transfer Restricted Securities, it shall not grant to any person the right to request Holdings to register any debt securities of Holdings under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

            (j) No Piggyback on Registrations. Neither Holdings nor any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of Holdings in any Shelf Registration or Senior Discount Notes Registered Exchange Offer other than Transfer Restricted Securities.

            (k) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            Please confirm that the foregoing correctly sets forth the agreement among Holdings and the Initial Purchasers.

                                    Very truly yours,

                                    WESCO INTERNATIONAL, INC.


                                    by
                                      -----------------------
                                      Name:
                                      Title:

Accepted:

CHASE SECURITIES INC.


by
  -------------------------
    Authorized Signatory

LEHMAN BROTHERS INC.

by
  -------------------------
    Authorized Signatory

                                                                         ANNEX A

            Each broker-dealer that receives Senior Discount Exchange Notes for its own account pursuant to the Senior Discount Notes Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Senior Discount Exchange Notes. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Senior Discount Exchange Notes received in exchange for Senior Discount Notes where such Senior Discount Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. Holdings has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution"
 .

                                                                         ANNEX B

            Each broker-dealer that receives Senior Discount Exchange Notes for its own account in exchange for Senior Discount Notes, where such Senior Discount Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Senior Discount Exchange Notes. See "Plan of Distribution".

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

Each broker-dealer that receives Senior Discount Exchange Notes for its own account pursuant to the Senior Discount Notes Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Senior Discount Exchange Notes. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Senior Discount Exchange Notes received in exchange for Senior Discount Notes where such Senior Discount Notes were acquired as a result of market-making activities or other trading activities. Holdings has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use
in connection with any such resale. In addition, until [      ] 199[ ], all
dealers effecting transactions in the Senior Discount Exchange Notes may be required to deliver a prospectus.

            Holdings will not receive any proceeds from any sale of Senior Discount Exchange Notes by broker-dealers. Senior Discount Exchange Notes received by broker-dealers for their own account pursuant to the Senior Discount Notes Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Senior Discount Exchange Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Senior Discount Exchange Notes. Any broker-dealer that resells Senior Discount Exchange Notes that were received by it for its own account pursuant to the Senior Discount Notes Registered Exchange Offer and any broker or dealer that participates in a distribution of such Senior Discount Exchange Notes may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Senior Discount Exchange Notes and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an Aunderwriter@ within the meaning of the Securities Act.

            For a period of 180 days after the Expiration Date Holdings will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. Holdings has agreed to pay all expenses incident to the Senior Discount Notes Registered Exchange Offer (including the expenses of one counsel for the Holders of the Senior Discount Notes) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Senior Discount Notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         ANNEX D

                        |_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                        Name:
                        Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Senior Discount Exchange Notes. If the undersigned is a broker-dealer that will receive Senior Discount Exchange Notes for its own account in exchange for Senior Discount Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Senior Discount Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.